AMENDMENT TO LEASE AGREEMENT
                          ----------------------------

           WHEREAS, Eagle & Phenix Hydro Company, Inc., a Delaware corporation, (the "Lessor") and Fieldcrest Cannon, Inc., a Delaware corporation entered into a Lease Agreement (the "Lessee") dated January 18, 1991 (the "Lease"); and

           WHEREAS, the parties have agreed to certain changes in the Lease in conjunction with amendments to that certain Promissory Note in the principal amount of $1,000,000 dated June 18, 1991 (the "Note"), from Lender to Lessee, and;

           NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

           1. The $100,000 held by Lessee as Escrow Agent under Section 7 of the Lease is hereby released, and such amount is hereby applied to reduce the amount of principal outstanding under the Note.

           2. Section 7 of the Lease is hereby deleted in its entirety and replaced with the following:

                               "Section 7. Funding of Operating Deficits. If,
                     for any month, Lessee's Operating Costs exceed the Gross Monthly Rent Amount, as defined in Section 9.A, Lessor shall, within thirty (30) days of written notice from Lessee, pay the amount stated in such notice, subject to reasonable verification, and until such payment is made, the amount shall accrue interest at the rate of twelve percent (12%) per annum, compounded monthly, and Lessee shall be entitled to apply all Rent (i.e., amounts over Lessee's Operating Costs) toward reducing the amount so owed by Lessor."

           Except as hereby amended, the terms of the Lease remain the same, and the parties ratify and reaffirm all of their obligations thereunder.

Dated: June __, 1999

WITNESS:                                   EAGLE & PHENIX HYDRO COMPANY, INC.


                                           By: /s/ James W. Fulmer
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                                              James W. Fulmer, Vice President

                                           FIELDCREST CANNON, INC.


                                           By:
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                                              Its